Other Income - Other Expense	12 Months Ended
Dec. 31, 2014
OTHER INCOME [Abstract]
OTHER INCOME- OTHER EXPENSE
NOTE 23: OTHER INCOME - OTHER EXPENSE
On November 15, 2012, Navios Holdings agreed with its credit default insurer to restructure its existing insurance policy (the “Charter Insurance”) with respect to counterparty defaults pursuant to certain charter agreements (the “Insurance Restructuring”). In connection with the Insurance Restructuring, Navios Holdings received a one-time upfront cash payment equal to $175,433 and agreed to maintain certain long-term charters under the Charter Insurance. Contemporaneously, the Company entered into an agreement with Navios Partners that provided Navios Partners with guarantees against counterparty default (up to $20,000) on certain existing charters (the “Navios Partners Guarantee”) (see also Note 15). The one-time upfront cash payment was accounted for as follows:
  $168,013 of the proceeds, which represented the irrevocable/non-refundable portion of the total proceeds, were recorded immediately in the statements of comprehensive (loss)/income within the caption “Other income”; and
  $7,420 of the proceeds, which represents reimbursements for insurance claims submitted for the period prior to the date of the restructuring, were recorded immediately in the statements of comprehensive (loss)/income within the caption “Revenue.”
Following consummation of the Insurance Restructuring, the Company also reversed to income (“Other income” within the statements of comprehensive (loss)/income) an amount equal to $21,592 recorded on the Company's balance sheet as a liability (“cash received in advance”) related to an on-going claim. In connection with the Insurance Restructuring, these amounts also became irrevocable/non-refundable.
During the year ended December 31, 2013, the Company received shares of KLC as discussed in Note 22 above, which were valued at fair value upon the day of issuance. As a result of the valuation of the KLC shares and settlement in full of KLC's claims, the Company also recorded income of $14,995 in the statement of comprehensive (loss)/income within the caption “Other income”.
As of March 25, 2014, the Company terminated the amended credit default insurance policy. In connection with the termination, Navios Holdings received compensation of $4,044. From the total compensation, $3,551 was recorded immediately in the statement of other comprehensive (loss)/income within the caption "Other income" and the remaining amount within the caption “Revenue”, representing reimbursements for insurance claims submitted for the period prior to the date of the termination of the credit default insurance policy. The Company has no future requirement to repay any of the lump sum cash payment back to the insurance company or provide any further services.
In May 2014, Navios Holdings received cash compensation of $7,203 from the sale of a defaulted counterparty claim to an unrelated third party. Navios Holdings has no continuing obligation to provide any further services to the counterparty or any further recourse or obligation to the third party to which it sold the claim and has therefore recognized the entire compensation received immediately in the statement of comprehensive (loss)/income within the caption of “Other income”.
During the years ended December 31, 2014, 2013 and 2012, taxes other than income taxes of Navios Logistics amounted to $9,275, $7,912 and $8,212, respectively, and were included in the statements of comprehensive (loss)/income within the caption “Other expense”.